STOCK PLEDGE AGREEMENT

      STOCK PLEDGE AGREEMENT ("Agreement") entered into as of the 27th day of April 2005 by and among the persons set forth on Schedule 1 (the "Secured Party"), and Timothy Bumgarner, an individual with an office at 425 Second Street, SE, Suite 600, Cedar Rapids, IA 52401 ("Pledgor").

                                    RECITALS

      A. Pledgor has agreed to pledge certain shares as security for the performance by the Company of its total obligations under its Secured Convertible Promissory Note due September 27, 2005, payable to the Secured Party (the "Note") as same has been issued to Secured Party on April 27, 2005. Capitalized terms in this Agreement which are not identified herein will have the meanings given such terms in the Transaction Documents.

      B. The Secured Party is willing to accept the Note from the Company only upon receiving a pledge of certain securities from the Pledgor as set forth in this Agreement.

      NOW, THEREFORE, in consideration of the premises, the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Grant of Security Interest. Pledgor hereby pledges to the Secured Party as collateral and security for the Secured Obligations (as defined in paragraph
2) the securities set forth on the attached Schedule 1 of this Agreement, (the "Pledged Shares"). Unless otherwise set forth on Schedule 1 of this Agreement, Pledgor is the beneficial and record owner of the Pledged Shares set forth on such Schedule free of all liens, restrictive legends or stop transfer instructions. Such Pledged Shares, together with any substitutes therefor, or proceeds thereof, are hereinafter referred to collectively as the "Collateral."

      2. Obligations Secured. During the term hereof, the Collateral shall secure the following:

   a. The performance by the Company of its obligations, covenants, and agreements under the Note.

The obligations, covenants and agreements described in clause (a) are the "Secured Obligations."

      3. Perfection of Security Interests. (a) Upon execution of this Agreement by the Pledgor he shall deliver the Pledged Shares, together with Stock Powers (with Medallion Guarantees annexed).

            (b) The Pledgor will, at its expense, cause to be searched the public records with respect to the Collateral and will execute, deliver, file and record (in such manner and form as each Secured Party may require), or permit each Secured Party to file and record, as its attorney in fact, any financing statements, any carbon, photographic or other reproduction of a financing statement or this Agreement (which shall be sufficient as a financing statement hereunder), any specific assignments or other paper that may be reasonably necessary or desirable, or that such Secured Party may request, in order to create, preserve, perfect or validate any Security Interest or to enable such Secured Party to exercise and enforce its rights hereunder with respect to any of the Collateral. The Company hereby appoints Secured Party as the Company's attorney-in-fact to execute in the name and behalf of the Company such additional financing statements as such Secured Party may request.

      4. Assignment. In connection with the transfer of the Note in accordance with their terms, a Secured Party may assign or transfer the whole or any part of its security interest granted hereunder, and may transfer as collateral security the whole or any part of Secured Party's security interest in the Collateral. Any transferee of the Collateral shall be vested with all of the rights and powers of Secured Party hereunder with respect to the Collateral.

      5. Pledgor's Warranty. (A) Title. Pledgor represents and warrants hereby to the Secured Party as follows with respect to the Pledged Shares set forth on Schedule1 to this Agreement:

            (i) that the Collateral is free and clear of any encumbrances of every nature whatsoever and the Pledgor is the sole owner of the Pledged Shares; Pledgor hereby represents that he was issued the Pledged Shares, has held them in his name since September 20, 2004.

            (ii) if the Pledged Shares are convertible into other securities, the Pledgor will have right, title and interest to such other securities, free of restrictive legends or stop transfer instructions.

            (iii) Pledgor further agrees not to grant or create, any security interest, claim, lien, pledge or other encumbrance with respect to such Collateral or attempt to sell, transfer or otherwise dispose of the Collateral, until the Secured Obligations have been paid in full or this Agreement terminates; and

            (iv) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms (except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws, now or hereafter in effect),

            B. Other: (i) The Pledgor fully intends to fulfill and has the capability of fulfilling the Secured Obligations to be performed by the Company in accordance with the terms of the Notes.

            (ii) The Pledgor is not acting, and has not agreed to act, in any plan to sell or dispose of any shares of common stock of American Pallet Leasing, Inc. in a manner intended to circumvent the registration requirements of the Securities Act of 1933, as amended, or any applicable state law. Further, the Pledgor agrees not to sell any shares of common stock of American Pallet Leasing, Inc. via Rule 144 of the Securities Act of 1933 so as to render the Secured Party unable to sell the Collateral via Rule 144 upon any default under the Note.

      6. Collection of Dividends, etc. During the term of this Agreement and until such time as this Agreement has terminated or the occurrence of an Event of Default, Pledgor is authorized to collect all cash dividends, distributions, and other amounts that may be, or may become, due on any of the Collateral.

      7. Voting Rights. During the term of this Agreement and until such time as this Agreement has terminated or the occurrence of an Event of Default, Pledgor may exercise any voting rights evidenced by, or relating to, the Collateral.

      8. Warrants and Options. In the event that, during the term of this Agreement, subscription, spin-off, warrants, stock dividends, or any other rights or options shall be issued in connection with the Collateral, such warrants, dividends, rights and options shall be immediately delivered to Secured Party to be held under the terms hereof in the same manner as the Collateral.

      9. Preservation of the Value of the Collateral and Reimbursement of Secured Party. Pledgor shall pay all taxes, charges, and assessments against the Collateral and do all acts necessary to preserve and maintain the value thereof. On failure of Company so to do, Secured Party may make such payments on account thereof as (in Secured Party's discretion) is deemed desirable, and Pledgor shall reimburse Secured Party immediately on demand for any and all such payments expended by Secured Party in enforcing, collecting, and exercising its remedies hereunder.

      10. Additional Collateral. Pledgor further covenants that in the event, at any time, in the reasonable discretion of the Secured Party, the fair market value of the Collateral shall be less than 200% of the outstanding Principal Amount of the Note, Pledgor will within two business days after written request, deposit such additional collateral as shall be reasonably acceptable to Secured Party, so that the fair market value of the Collateral is at least 200% of the outstanding Principal Amount of the Note.

      11. Default and Remedies.

(a) For purposes of this Agreement, an "Event of Default" shall mean

            i. default in the performance by the Company of any of the Secured Obligations without cure following the expiration of any applicable cure period; and

            ii    a   breach   by  the   Pledgor   of   any   of  its   material
                  representations, warranties, covenants or agreements in this Agreement.

(b)  During  the  term  of  this  Agreement,  and  for so  long  as the  Secured
Obligations are not satisfied in full, the Secured Party shall have the following rights after any Event of Default:

            i. the rights and remedies provided by the Uniform Commercial Code as adopted by the State of New York (as said law may at any time be amended);

            ii the right to receive and retain all dividends, payments and other distributions of any kind upon any or all of the Pledged Shares as additional Collateral;

            iii the right to cause any or all of the Pledged Shares and all additional Collateral to be transferred to its own name and have such transfer recorded in any place or places deemed appropriate by Secured Party; and
            iv the right to sell, at a public or private sale, the Collateral or any part thereof for cash, upon credit or for future delivery, and at such price or prices in accordance with the Uniform Commercial Code (as such law may be amended from time to time). Upon any such sale, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. In case of any sale of all or any part of the Collateral upon terms calling for payments in the future, any Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice. Secured Party, however, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interest and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, the Company having been given due notice of all such action. Secured Party shall incur no liability as a result of a sale of the Collateral or any part thereof.

            12. Waiver. The Pledgor waives any right that it may have to require Secured Party to proceed against any other person, or proceed against or exhaust any other security, or pursue any other remedy Secured Party may have.

            13. Term of Agreement. This Agreement shall continue in full force and effect until the Secured Obligations shall have been paid in full and the security interests are thereby released.

            14. General Provisions:

                  14.1 Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the respective parties hereto.

                  14.2 Captions. The headings used in this Agreement are inserted for reference purposes only and shall not be deemed to define, limit, extend, describe, or affect in any way the meaning, scope or interpretation of any of the terms or provisions of this Agreement or the intent hereof.

                  14.3 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures upon any counterpart were upon the same instrument. All signed counterparts shall be deemed to be one original. This Agreement, once executed by a party, may be delivered to the other parties hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the parties so delivering this Agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

                  14.4 Further Assurances. The parties hereto agree that, from time to time upon the written request of any party hereto, they will execute and deliver such further documents and do such other acts and things as such party may reasonably request in order fully to effect the purposes of this Agreement.

                  14.5 Waiver of Breach. Any waiver by either party of any breach of any kind or character whatsoever by the other, whether such be direct or implied, shall not be construed as a continuing waiver of or consent to any subsequent breach of this Agreement.

                  14.6 Cumulative Remedies. The rights and remedies of the parties hereto shall be construed cumulatively, and none of such rights and remedies shall be exclusive of, or in lieu or limitation of any other right, remedy, or priority allowed by applicable law.

                  14.7 Amendment. This Agreement may be modified only in a written document that refers to this Agreement and is executed by Secured Party and the Pledgor.

                  14.8 Interpretation. This Agreement shall be interpreted, construed, and enforced according to the substantive laws of the State of New York.

                  14.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. Each of the parties hereby knowingly and voluntarily waives the right to a trial by jury in connection with any dispute, claim, proceeding or action of any nature whatsoever, in law or equity, arising out of or in any way relating to this Agreement.

                  14.10 Notice. Any notice or other communication required or permitted to be given hereunder shall be effective upon receipt. Such notices may be sent (i) in the United States mail, postage prepaid and certified, (ii) by express courier with receipt, (iii) by facsimile transmission, with a copy subsequently delivered as in (i) or (ii) above. Any such notice shall be addressed or transmitted as follows:


            If to Pledgor:

                  Timothy R. Bumgarner
                  Chief Executive Officer
                  American Pallet Leasing, Inc.
                  425 Second Street, SE
                  Suite 600
                  Cedar Rapids, IA 52401

                  Tel: 319.533.5157

         with a copy to:

                  David E. Danovitch, Esq.
                  Gersten, Savage, Kaplowitz, Wolf & Marcus LLP.
                  600 Lexington Avenue
                  New York, New York 10022

                  Tel:  212.752.9700
                  Fax:  212.980.5192

   If to Secured Party, to the addresses set forth on Schedule 1.


or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         14.11 Acknowledgement by Pledgor In the event that any provision of the Note or this Agreement as applied to any party or circumstances shall be adjudged by a court to be invalid or unenforceable, Pledgor acknowledges and agrees that this Agreement shall remain valid and enforceable in all respects against the Pledgor.

      IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day, month and year first above written.



    TIMOTHY BUMGARNER



   /s/ Timothy Bumgarner
   ---------------------------------




BRITTANY CAPITAL MANAGEMENT LIMITED


BY: /s/ Barry W. Horman
   ---------------------------------

                                   SCHEDULE 1


                               Pledged Securities


Issuer                              Certificate Number       Number of Shares


American Pallet Leasing, Inc.       406                      600,000





                               Secured Obligations


Issuer                  Security      Principal   Issue Date       Due Date
-------                 ------------  ----------  ----------       --------


American                8% Note       $250,000    April 27, 2005   Sept 27, 2005
Pallet Leasing, Inc.


Secured Party:

Brittany Capital Management Limited
c/o Lion Corporate Services
Cumberland House
27 Cumberland Street
PO Box N-10818
Nassau, New Providence
Bahamas